                                                                    EXHIBIT 10.1

                                 PROMISSORY NOTE
                                                        April 13, 1998

 $909,698.50                                              Paramus, New Jersey




FOR VALUE RECEIVED, INNOVATIVE GAMING, INC., a Nevada corporation, having its principal place of business at 4750 Turbo Circle, Reno, Nevada 89502 (the "Borrower"), hereby promises to pay to the order of FINOVA CAPITAL CORPORATION (the "Lender"), at 115 West Century Road, Paramus, New Jersey 07652, the principal sum of Nine Hundred and Nine Thousand Six Hundred Ninety-Eight and 50/100 Dollars ($909,698.50), plus interest on the unpaid principal balance the rate of interest equal to the Index Rate plus six and fifty-one hundredths (6.5l%) percent per annum (the "Interest Rate"), payable in thirty six (36) equal and consecutive monthly installments of principal and interest each in an amount which will fully amortize the principal amount of the Note at the Interest Rate over thirty six (36) months. The "Index Rate" shall be the highest yield, as published in The Wall Street Journal on the first business day preceding the date hereof for Treasury Notes having a maturity date on or closest to he maturity date of this Note. Interest shall be calculated on basis of a year of 360 days and twelve months of thirty (30) days each and charged on a daily basis. The first such monthly payment of principal and interest shall be due and payable on the thirtieth (30th) day of the month immediately succeeding the date hereof and continuing on a like day in each month thereafter through and including the maturity date, upon which date, all outstanding principal, interest and charges due hereunder shall paid in full. If the date hereof is not the thirtieth (30th)day of the month, Borrower shall pay on the thirtieth (30th) day the current month, interest only, at the Interest Rate, from the date hereof to the second to last day of the current month. Lender shall compute the amount of each payment and advise Borrower of such amount.

      This Note is one of the Notes referred to in that certain Security Agreement (the "Security Agreement") dated April 13, 1998 by and between the Lender and the Borrower, is secured as set forth therein, and is entitled to the benefits thereof. All capitalized terms used in this Note which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Security Agreement. All of the terms of the Security Agreement are incorporated in this Note by reference as if fully set forth herein.



        All payments made by the Borrower hereunder, shall be applied first to late charges, fees, costs, expenses and all other amounts due the Lender, if any, under the Security Agreement, this Note or otherwise (including legal fees and expenses incurred in enforcing its rights) , other than principal and interest, then to interest at the rate of interest then in effect, and the balance to the principal balance due under this Note.

        All payments on this Note are to be made in lawful money of the United States of America in immediately available funds, without setoff, counterclaim or deduction of any nature, at the office of the Lender at 115 West Century Road, Paramus, New Jersey 07062, or such other place as the holder hereof shall designate to the Borrower in writing.

        All indebtedness outstanding under this Note shall bear interest after maturity, whether at its maturity date, by acceleration or otherwise, at the interest rate then in effect plus four percent (4%) per annum, but in no event greater than the highest rate of interest which may be charged by the Lender or which the Borrower may legally contract to pay under applicable law.


        If the Borrower shall fail to make any payments within ten (10) days after the same is due, the Borrower shall pay a late charge of ten percent (10%) of the unpaid amounts, but in no event greater than the maximum rate permitted by law, to cover the Lender's administrative costs occasioned by such delay.

        If any payment of principal or interest becomes due on a Saturday, Sunday or any other day which is not a business day, such payment shall be deferred to, and shall be payable on, the next business day.

        The Lender and the Borrower intend this Note to comply in all respects with all provisions of law and not to violate, in any way, any legal limitations on interest charges. Accordingly, if for any reason the Borrower is required to pay or has paid, interest at a rate in excess of the highest rate of interest which may be charged by the Lender or which the Borrower may legally contract to pay under applicable law (the "Maximum Rate") , then the interest rate shall be deemed to be reduced, automatically and immediately, to the Maximum Rate, and interest payable hereunder shall be computed and paid at the Maximum Rate and the portion of all prior payments of interest in excess of the Maximum Rate shall be deemed to have been payments in reduction of the outstanding principal of this Note and applied as partial prepayments.



        This Note may not be prepaid in whole or in part.



        Upon the occurrence of an Event of Default, the Lender shall have all of the rights and remedies contained in the Security Agreement, including, without limitation, the right, at its option, to declare all indebtedness under this Note to be immediately due and payable.

     The Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and all lack of diligence or delays in collection or enforcement of this Note or the Agreement.

     The Lender may extend the time of payment of this Note, postpone the enforcement hereof, release any collateral securing this Note, or grant any other indulgences whatsoever without affecting or diminishing the Lender's right of recourse against the Borrower, as provided herein, which right is hereby expressly reserved. The failure to assert any right by the Lender shall not be deemed a waiver thereof.

     This Note is binding upon the Borrower and its successors and assigns; provided, however, that the Borrower shall not be entitled to assign or delegate any rights or obligations under his Note without the prior written consent of the Lender. The Borrower hereby consents to the Lender's sale, assignment, transfer or other disposition at any time or times hereafter, of this Note, of any right or interest herein contained. Upon such assignment, the assignee shall have all of the rights of the Lender to enforce any term of this Note. The Borrower agrees not to assert as against any such assignee any claims, offsets, deductions or defenses it may have against the Lender for breach of this Note or otherwise.

        This Note may be amended, modified or supplemented only by written agreement signed on behalf of the Lender and the Borrower.

        The Borrower agrees to pay all costs, fees and expenses of collection, including, without limitation, the Lender's reasonable attorneys' fees and disbursements, in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note or if an Event of Default shall have occurred.

        THIS NOTE SHALL BE DEEMED TO HAVE BEEN MADE IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

        THE BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY OR ANY UNITED STATES DISTRICT COURT LOCATED IN THE STATE OF NEVADA. THE BORROWER, BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE BORROWER FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING BORROWER MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE

DISTRICT OF NEVADA. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THE SECURITY AOREEMENT. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEVADA, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEVADA. NOTHING IN THIS PARAGRAPH SHALL AFFECT OF IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

        TO THE EXTENT PERMITTED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY.



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
        IN WITNESS WHEREOF, the Borrower has duly executed this Grid Note on the date first above written.



                                        INNOVATIVE GAMING, INC.



                                        By:  /s/ S. Shackelton
                                           -------------------------
                                        Title: V.P. Finance & CFO
                                              ----------------------

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, made this 13th day of April, 1998, by and between INNOVATIVE GAMING, INC , a Nevada corporation, having an office at 4750 Turbo Circle, Reno, Nevada 89502 (the "Borrower"); and FINOVA CAPITAL CORPORATION, a New Jersey corporation, having an office at 115 West Century Road, Paramus, New Jersey 07652 (the "Lender");


                                   WITNESSETH:

      WHEREAS, contemporaneously herewith, the Lender is making one or more loans (collectively, the "Loans") to the Borrower in the maximum principal sum of Two Million Dollars ($2,000,000);

      WHEREAS, the Loan is or will be evidenced by one or more (Promissory Notes (collectively, the "Notes") in the aggregate principal sum of the Loans; and

      WHEREAS, the Lender may, in the future and in its sole discretion, make additional loans or other financial accommodations to the Borrower; and

      WHEREAS, in order to induce the Lender to make the Loans and any such future loans or financial accommodations to the Borrower, the Borrower has agreed to execute and deliver this Security Agreement.

      NOW, THEREFORE, in consideration of the foregoing, and of any extension of credit heretofore, now or hereafter made by the Lender to the Borrower, the parties hereto hereby agree as follows:

        1. Security Interest. To secure the due payment and performance by the Borrower of all indebtedness and other liabilities and obligations, whether now existing or hereafter arising, of the Borrower to the Lender under, arising out of or in any way connected with this Agreement, the Notes and all agreements, instruments, guaranties and other documents executed and delivered in connection herewith or therewith (this Agreement, the Notes and such other agreements, instruments and documents are sometimes hereinafter referred to collectively as (the "Loan Documents") , or otherwise, and to secure any other obligations of the Borrower to the Lender, joint, several or otherwise, whether now existing or hereafter arising, all hereinafter referred to collectively as the "Obligations", the Borrower hereby assigns, grants, mortgages, pledges, hypothecates, transfers and sets over to the Lender, a lien on ad security interest in and to the following (collectively, the "Collateral"):

      (i) all rights, powers and remedies (but no obligations) of Borrower under the Bucket Sales Agreements for gaming equipment entered into between Borrower and casino operators (the "Casinos") listed on Schedule I annexed hereto made a part hereof (the "Bucket Sales Agreements")

      (ii) the payments due and to become due under the Bucket Sales Agreements (the "Payments")

      (iii) the equipment which is the subject of the Bucket Sales Agreements (the "Equipment"); and

      (iv) all replacements, substitutions and proceeds of the foregoing, including without limitation, insurance proceeds.

      2. Financing Statements and Notices of Assignment. At the Lender's request, the Borrower shall execute and/or deliver to the Lender, at any time or times hereafter, all Uniform Commercial Code financing statements and amendments and all other agreements, documents and instruments requested by the Lender to perfect and maintain the Lender's security interest in the Collateral. The Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. To the extent permitted by law, the Borrower authorizes the Lender to sign and file Uniform Commercial Code financing statements and amendments without the Borrower's signature. The Borrower shall have delivered to Lender on Borrower's standard letterhead notices of assignment executed by Borrower in the form of Exhibit A annexed hereto, provided Lender shall not complete nor mail such notices to the Casinos unless an Event of Default occurs.

      3. The Lender's Payment Of Claims Asserted Against The Collateral. The Lender may, but shall have no obligation to, pay, acquire, discharge and/or accept an assignment of any security interest, lien, claim or encumbrance asserted by any person against the Collateral, provided that the Lender shall first give the Borrower written notice of the Lender's intent to do the same, and the Borrower does not, within ten (10) days of such notice, pay such claim and/or obtain to the Lender's reasonable satisfaction the release of the security interests, liens, claims or encumbrances to which such notice relates. All sums paid by the Lender in respect thereof and all costs, fees and expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, which are incurred by the Lender on account thereof, shall be payable, on demand, by the Borrower to the Lender and shall be additional obligations hereunder secured by the Collateral.

      4. Reassignment And Release Upon Termination And Payment Of All Indebtedness. Upon the receipt of evidence satisfactory to Lender of the payment in full of all indebtedness and the satisfaction of all of any Casino's obligations to Borrower under the related Bucket Sales Agreement, the Lender shall release the security interest in the Collateral related to such Bucket Sales Agreement and file termination statements with respect to all financing statements covering such Collateral; provided, however, Lender may require Borrower to substitute collateral acceptable to Lender in its sole judgment for the Collateral released.

        5. Representations And Warranties. The Borrower represents and warrants that:

               (a) The Borrower is a Nevada corporation, duly organized and existing under the laws of the State of Nevada and is duly authorized to do business and in good standing wherever the ownership of its property or the conduct of its business requires such authorization.

               (b) The Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and any other agreement or instrument referred to herein, and this Agreement and all such other agreements and instruments are valid and binding upon and enforceable against the Borrower in accordance with their respective terms. The Borrower has taken all action required to authorize the execution1 delivery and performance of this Agreement and all other agreements or documents required hereunder and the transactions contemplated hereby.

               (c) The execution, delivery and/or performance by the Borrower of this Agreement and any other agreement or instrument referred to herein shall not, by the lapse of time the giving of notice or otherwise, constitute a violation of, or result in the breach of or accelerate or permit the acceleration of the performance required by the terms of any applicable law, rule or regulation of any governmental body, or any provision contained in the Borrower's certificate of incorporation or by-laws or contained in any agreement, instrument or document to which the Borrower is now a party or by which it or its assets are bound, result in the creation of any claim, lien, charge or encumbrance upon any of the property or assets of the Borrower (except those granted to the Lender pursuant hereto) - No consent, approval, authorization or declaration of, designation or filing with any governmental authority or other person or entity on the part of the Borrower is required in connection with the valid execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except as have been obtained prior to the date hereof or are necessary to perfect the Lender's security interest in the Collateral.

               (d) The original Bucket Sales Agreements have been de1ivered to Lender. The Bucket Sales Agreements are genuine and each represents a valid deferred payment obligation of the Casino for the amount of the Payments. To the best of Borrower's knowledge, the Casino does not have, and will not have, any defense, offset or claim with respect to the Bucket Sales Agreements, the Equipment or the Payments. The Bucket Sales Agreements conform to all applicable laws, except where failure to comply would not have a material adverse effect on this Agreement. The Borrower has the right to assign, pledge or encumber the Collateral. The Borrower has a perfected first security interest in the Equipment, free and clear of all liens, claims, security interests and encumbrances except those granted to the Lender pursuant hereto.

               (e) The Borrower is not in violation of any applicable statute, regulation or ordinance of any governmental entity or authority, including, without limitation, the United States of America, any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, which could in any respect materially and adversely affect the Collateral or the Borrower's business, property, assets, operations or condition, financial or otherwise.

               (f) The Borrower is not in default in any material respect with respect to any indenture, loan agreement, mortgage, lease, deed or other similar agreement relating to the borrowing of monies to which the Borrower is a party, or by which the Borrower or the Borrower's assets may be bound.

               (g) The Borrower has delivered to the Lender the Borrower's financial statements as part of the Lender's credit review (the "Financial Statements") . Such Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly resent the assets, liabilities and financial condition of the Borrower as of the respective dates thereof and for the periods covered thereby; there are no omissions of other facts or circumstances which are or may be material and there has been no material adverse change in the financial condition of the Borrower or its shareholders since the date of such Financial Statements except as may have been previously disclosed to the Lender.

               (h) There are no actions or proceedings which are pending or threatened in any court or before any governmental agency or instrumentality against the Borrower, its assets, or the Collateral, which may materially adversely affect the Borrower or the Collateral.

               (i) The Borrower has filed or has obtained extensions or the filing of all federal, state and local tax returns and her reports it is required by law to file and has paid all taxes, assessments and charges reflected thereon that are due payable and has reserved funds or made adequate provision for the payment of such taxes, assessments and charges accruing but not yet payable.

               (j) The security interest granted by the Borrower to Lender in the Collateral constitutes a valid first perfected lien and security interest in the Collateral.

               (k) No representation or warranty by the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto, in connection with the transactions contemplated hereby, contains any untrue statement material fact, or omits to state of material fact necessary to make it not misleading, or necessary to provide the Lender with proper information as to the Borrower and the Borrower's affairs.

               (l) All representations and warranties of the Borrower are true at the time of the Borrower's execution of this Agreement and shall survive the execution, delivery and acceptance hereof for the duration of the Notes but not thereafter.




6.      Covenants Of The Borrower.           The Borrower covenants that:

               (a) Preservation of Corporate Existence. The Borrower will preserve and maintain its corporate existence and good standing in each State where it conducts business and shall at all times be a wholly owned subsidiary of Innovative Gaming Corporation of America.

               (b) Liens. The Borrower will not create or permit to exist any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest with respect to the Collateral, other than liens to which the Lender shall have given its prior written consent, and encumbrances in favor of the Lender.

               (c) Insurance. The Borrower will, at its own expense, maintain and deliver evidence to Lender of such insurance required by Lender, written by insurers and in amounts satisfactory to Lender. Should the Borrower fail to furnish the Lender with such insurance, the Lender shall have the right to effect same and charge the cost thereof to the Borrower, together with interest thereon at twelve percent (12%) per annum. Such cost, including interest, shall be additional Obligations hereunder and secured by the Collateral The Lender's sole obligation hereunder shall be to credit the Borrower's account with the net proceeds of any insurance payments received on account of any loss and the Lender shall have no liability with respect to any loss. The Borrower hereby appoints the Lender as Borrower's attorney in-fact to adjust all insurance claims and endorse all checks and drafts in settlement thereof.

               (d) Personal Property. The Equipment is and shall remain personal property at all times regardless of how attached installed at or to the premises at which the Equipment is located.

               (e) Location of Equipment. The Equipment shall at all times be located in the State of Nevada,

              (f) Books and Records; Financial Statements. The Borrower shall keep books of account and prepare financial statements and furnish to the
Lender:

                     (i) As soon as practicable after the end of each of the first three quarterly fiscal periods of the fiscal year of the Borrower, and in any event within forty-five (45)days thereafter, an unaudited balance sheet of the Borrower as of the end of such period and an unaudited statement of income and expense of the Borrower for the period from the beginning of the fiscal year to the end of such quarterly period, setting forth in comparative form the figures for the corresponding period for the previous fiscal year, all in reasonable detail and certified as complete and correct, subject to year-end adjustments, by the chief financial officer of the Borrower;

                      (ii) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, a balance sheet of the Borrower as at the end of such year, and a statement of income and expense of the Borrower for such year, setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared by independent public accountants;

                     (iii) No later than the tenth (10th) day of each month a report of the Payments received by the Borrower pursuant each Bucket Sales Agreement during the immediately preceding month; and

                      (iv) Such other data and information (financial and otherwise) as the Lender, from time to time, may reasonably request, bearing upon or related to the Collateral and/or the Borrower's financial condition and/or results of operations.

               (g) Litigation. The Borrower will notify the Lender in writing, promptly upon learning thereof, of the institution of any suit or administrative proceeding against the Borrower with respect to the Collateral, or directly against the Collateral, whether or not the claim is considered by the Borrower to be covered by insurance, and of the institution of any suit or administrative proceeding which may materially and adversely affect the operations, financial condition or business of the Borrower or the Lender's security interest in the Collateral.

               (h) Payment of Taxes and Claims. The Borrower will duly pay and discharge when due and payable, all taxes, assessments and governmental and other charges, levies or claims levied or imposed, which are, or which if unpaid might become, a lien or charge upon the Collateral, provided, however, that nothing contained in this paragraph shall require the Borrower to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge, levy or claim so long as the Borrower in good faith shall contest the validity thereof and shall set aside on its books adequate reserves with respect thereto.

               (i) Inspection. To the extent permitted by the Casinos where the Equipment is located, the Borrower will permit the Lender, its officers, employees and/or agents, at all times, during normal business hours to enter into and upon any premises where the Collateral is located for the purpose of inspecting the Collateral and all records related thereto (and to make extracts from such records), observing the Collateral's use or otherwise protecting the interests of the Lender therein.

               (j) Maintenance of Equipment. The Borrower will cause the Equipment to be maintained in good condition and repair (normal wear and tear excepted) and cause to be paid and discharged, when due, the cost of repairs or maintenance, and will pay or cause to be paid all rent due on the premises where any Collateral is or may be held.

               (k) Landlord and Mortgagee Waivers. If requested by the Lender, the Borrower shall use its best efforts to obtain and deliver to the Lender any and all landlord's and mortgagee's waivers, estoppel certificates and other similar documents to confirm, among other things, that the Equipment shall remain personal property and that such persons have no interest in the Equipment.

               (l) Dispositions of Assets. The Borrower shall not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, the Collateral.

               7.     Events Of Default; Rights And Remedies On Default.

           (a) Event of Default. The occurrence of any one or more of the following events shall constitute an "Event of default":

                      (i) The Borrower fails to pay the Notes or any installment thereunder on the due date thereof;

                     (ii) The Borrower fails to make any other payment due to the Lender however arising on the due date thereof;

                    (iii) The Borrower fails or neglects to perform or observe any other term, covenant, warranty or representation contained in this Agreement or any other Loan Document, which is required to be performed or observed by the Borrower (other than for the payment of money) and the same is not cured to the Lender's reasonable satisfaction within thirty (30) days after the giving of notice by the Lender to the Borrower of such failure;

                     (iv) The Collateral or a significant part of the Borrower's other assets are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

                      (v) Any guarantor of the Obligations defaults under or
               otherwise breaches any of the terms of his, her or its guaranty of the Obligations;

                      (vi) Any guarantor of the Obligations fails or neglects to perform or observe any other term, covenant, warranty or representation contained in any Loan Document executed by a guarantor, which is required to be performed or observed by a guarantor (other than a guaranty) and the same is not cured to the Lender's reasonable satisfaction within thirty (30) days after the giving of notice by the Lender to such guarantor of such failure;

                      (vii) The Borrower breaches or defaults under the terms of any agreement, instrument or document with or for the benefit of the Lender which is not a Loan Document, including, without limitation, promissory notes, guaranties, equipment leases and security documents (including security agreements and deeds of trust)

                      (viii) Any guarantor of the Obligations breaches or
               defaults under the terms of any agreement, instrument or document with or for the benefit of the Lender which is not a Loan Document, including, without limitation, promissory notes, guaranties, equipment leases and security documents (including security agreements and deeds of trust)

                      (ix) An application is made by the Borrower or any person
               other than the Borrower for the appointment of a receiver, trustee or custodian for the Collateral or any other of the Borrower's assets and in the case of an application made by a third party, the same is not dismissed within sixty (60) days after the application therefor;

                      (x) A petition under any section or chapter of the
               Bankruptcy Code or any similar law or regulation
             shall be filed by or against the Borrower, and in the case of any petition filed by any third party, such petition is not dismissed within sixty (60) days of such filing, or the Borrower makes an assignment for the benefit of its creditors or any case or proceeding is filed by or against the Borrower for its dissolution, liquidation, or termination;

                     (xi) The indictment or threatened indictment of the
             Borrower or any guarantor of the Borrower's Obligations under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against the Borrower or any guarantor of the Borrower's Obligations pursuant to which the proceedings, penalties or remedies sought or available include forfeiture of any of the property of the Borrower or each guarantor;

                      (xii) The Borrower ceases to conduct its business or is
             enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; or

                     (xiii) The Lender in good faith believes that either (i)
             the prospect of payment or performance of the Obligations is impaired, or (ii) the Collateral is not sufficient to secure fully any of the Obligations

             (b) Acceleration of the Obligations. Upon and after an event of Default, all of the Obligations may, at the option of the Lender and without presentment, demand, notice, protest or legal process of any kind, be declared, and immediately shall become, due and payable.

             (c) Remedies. Upon and after an Event of Default, the Lender shall have the following rights and remedies:

                      (i) All of the rights and remedies of a secured party
               under the Uniform Commercial Code or other applicable law, all of which rights and remedies shall be cumulative, and nonexclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement;

                      (ii) The right to notify the Casinos of the assignment of
               the Bucket Sales Agreements and the Payments

                      (iii) The right to take any and all action or actions
               provided for in this Agreement or any other Loan Document; and

                      (iv) The right to take such other and further action as
               the Lender may at law or in equity be entitled to take.

               (d) Notice. Any notice required to be given by the Lender of a sale, lease, other disposition of the Collateral or any other intended action by the Lender, may be given in any manner provided for delivery of notices in this Agreement, five days prior to such proposed action, and, if so given, shall constitute commercially reasonable and fair notice thereof to the Borrower.

               (e) Costs. The Borrower shall pay all fees and expenses incurred by the Lender in connection with the transactions contemplated hereby and in the Notes and the other Loan Documents (including, without limitation, the enforcement of their terms), including, but not limited to, the Lender's attorney's fees.

        8.   Miscellaneous.

               (a) Payments. All payments under this Agreement and the Notes shall be made by the Borrower to the Lender without defense, set-off or counterclaim and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or taxing authority. In addition, the Borrower shall pay any and all taxes (stamp or otherwise) payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes and the other Loan Documents to be delivered hereunder, and on all payments to be made by the Borrower hereunder and under the Notes (other than the Lender's income taxes) and all taxes payable in connection with or related to the Collateral.

               (b) Further Assurances. The Borrower shall at any time and from time to time upon the written request of the Lender, execute and deliver such further agreements, instruments documents and do such further acts and things as the Lender reasonably request in order to effect the purposes of this Agreement.

               (c) Costs and Expenses. The Borrower shall pay (or at Lender's option, reimburse the Lender for) all of the Lender's reasonable fees, costs and expenses (including Attorneys' fees) incurred in connection with the drafting, negotiation, closing and enforcement of this Agreement, the Notes and the other Loan Documents. The Borrower shall also pay (or at Lender's option, reimburse the Lender for) all recording and filing fees and other costs and expenses incurred in connection with the transactions contemplated by this Agreement.

               (d) Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by the Borrower and the Lender The Borrower may not sell, assign or transfer this Agreement, or any portion thereof, including, without limitation, the Borrower's rights, title, interests, remedies, powers, and/or duties hereunder or thereunder. The Borrower hereby consents to the Lender's sale, assignment, transfer or other disposition at any me or times hereafter, of this Agreement, or any portion hereof thereof, including, without limitation, the Lender's rights, title, interests, remedies, powers, and/or duties hereunder or thereunder.

                (e) Waiver by the Lender. The Lender's failure, at any time or times hereafter, to require strict performance by the Borrower of any provision of this Agreement shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Lender of any Event of Default by the Borrower under this Agreement shall not suspend, waive or affect any other Event of Default by the Borrower under this Agreement, whether the same is prior or subsequent thereto and whether of the same of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Agreement and no Event of Default by the Borrower under this Agreement shall be deemed to have been suspended or waived by the Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension waiver and signed by an officer or other authorized person of the Lender and directed to the Borrower.

               (f) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent such prohibition or invalidity without invalidating the reminder of this Agreement.

               (g) Parties. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Borrower and the Lender.

               (h) Governing Law. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN DELIVERED AT AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

               (i) Venue. THE BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEVADA. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE BORROWER FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING BORROWER MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEVADA. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO BORROWER BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THIS AGREEMENT. THE BORROWEP HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTON OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY

   SIMILAR BASIS. THE BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER LAWS OF ANY STATE OTHER THAN THE STATE OF NEVADA UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEVADA. NOTHING IN THIS AGREEMENT SHALL AFFECT OR IMPAIR IN ANY MANNER TO ANY EXTENT THE RIGHT OF THE LENDER TO COMMENCE LEGAL PRECEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

               (j) Waiver of Jury Trial. THE BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH, INCLUDING THE LOAN DOCUMENTS.

               (k) Notice. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served if delivered by overnight courier, such as Federal Express with proper postage prepaid, or by hand and addressed to the party to be notified at the address of such party set forth in this Agreement or to such other address as each party may designate for itself by like notice. Such notice shall be deemed received, if sent by overnight courier, the next day, and if sent by hand, upon delivery.

             (l)      Complete Agreement.  This Agreement and the other
    Loan Documents are the complete agreement of the parties with respect to the subject matter hereof.

               (m) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

   IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning thereof.


                                   BORROWER:

                                  INNOVATIVE GAMING, INC


                                   By: /s/ S.Shackelton
                                      ----------------------------------
                                      Title:V.P. Finance & CFO



                                   LENDER:


                                   FINOVA CAPITAL CORPORATION



                                   By:
                                      --------------------------------
                                   Title:
                                         -----------------------------

                                   SCHEDULE I


                             Bucket Sales Agreements




1. Bucket Sales Agreement between Innovative and Stratosphere Gaming Corporation dated as of December 1, 1997

2. Bucket Sales Agreement between Innovative and Bally's Las Vegas dated as of December 1,1997

3. Bucket Sales Agreement between Innovative and Las Vegas Hilton dated as of December 1, 1997

                                    EXHIBIT A



                     [LETTERHEAD OF INNOVATIVE GAMING, INC.]



                                                               ____________,1998




  (CASINO)





      Re: Bucket Sales Agreement dated
               between Innovative Gaming, Inc. and _____________________



Dear ______________:


        We have assigned to FINOVA Capital Corporation all of our rights (and none of our obligations) under the Bucket Sales Agreement, including our right to receive all payments due or to become due thereunder.

        You are hereby directed to make all payments required under the Bucket Sales Agreement as directed by FINOVA Capital Corporation.

        Commencing this date and hereafter, you will receive all further instructions regarding the Bucket Sales Agreement only from FINOVA Corporation or its designees and you should not comply with instructions from any other party, including Innovative Gaming, Inc.



                                             Very truly yours,

                                             INNOVATIVE GAMING, INC



                                             By
                                                ----------------------------
                                             Its
                                                ----------------------------

                               CORPORATE GUARANTY



        This Guaranty dated April 13, 1998, is made by the undersigned ("Guarantor"), in favor of FINOVA CAPITAL CORPORATION, a Delaware corporation, having an office at 115 West Century Road, Paramus, New Jersey 07652 ("Lender")


                                WITNESSETH :

        WHEREAS, Lender has agreed to make one or more loans (the "Loans") to Innovative Gaming, Inc. ("Debtor") secured by a Security Agreement between Debtor and Lender (all capitalized terms used in this Guaranty which are not defined herein, but which are defined in the Security Agreement, shall have the respective meanings ascribed thereto in the Security Agreement);

        WHEREAS, the Loans will be evidenced by one or more promissory notes of Debtor (as the same may from time to time be amended, modified or supplemented, referred to as the "Notes") in the principal sum of the Loans;

        WHEREAS, Guarantor is the sole shareholder of Debtor and will derive direct and indirect benefits from the Loans; and

        WHEREAS, in order to induce Lender to execute the Security Agreement and the other Loan Documents and to make the Loans and to further induce Lender to make future loans and financial accommodations to Debtor, in Lender's sole and absolute discretion, Guarantor has agreed to execute and deliver this Guaranty;

        NOW, THEREFORE, Guarantor agrees as follows:

1.      Guaranty.

        (a) Guarantor absolutely and unconditionally guarantees the prompt payment and satisfaction, when due, of all indebtedness, liabilities and Obligations of Debtor to Lender, of every kind and nature, however arising (including, without limitation, under indemnities), and whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations of Debtor to Lender under, in connection with or arising out of the Loans, the Security Agreement, the Notes and the other Loan Documents (hereinafter collectively called the Indebtedness").

        (b) Guarantor absolutely and unconditionally guarantees the prompt, full and faithful performance and discharge by Debtor of each and every term, condition, agreement, representation, warranty and provision on the part of Debtor contained in the

Notes and the other Loan Documents or in any modification, amendment, supplement or substitution thereof or in any document or instrument evidencing a financial accommodation between Lender and Debtor.

        (c) Guarantor shall, on demand, reimburse Lender for all reasonable expenses, collection charges, court costs and attorneys' fees incurred by Lender in endeavoring to collect or enforce any of Lender's rights and remedies against Debtor and/or Guarantor or any other person or concern liable thereto.

        (d) Guarantor shall absolutely and unconditionally guarantee to pay all of the foregoing amounts and perform all of the foregoing terms, covenants and conditions, regardless of any her agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and notwithstanding that any part or all of the Loan Documents or any financial accommodation shall be void or voidable as against Debtor or any of Debtor's creditors, including a trustee in bankruptcy of Debtor, by reason of any fact or circumstances including, without limitation, failure by any person to file any document or to take any other action to make any of the Loan Documents or any other financial accommodation enforceable in accordance with their respective terms. Guarantor also agrees that Guarantor's obligations hereunder shall not be relieved in the event Lender fails to protect or otherwise impairs any collateral, whether as a result of Lender's negligence or otherwise.

2. Waivers by Guarantor.

        (a) Guarantor waives notice of acceptance hereof and of all notices and demands of any kind to which Guarantor may be entitled including, without limitation, all demands of payment and notice of nonpayment, protest and dishonor to Guarantor, or Debtor, or the makers or endorsers of any notes or other instruments for which Guarantor is or may be liable hereunder. Guarantor further waives notice of and hereby consents to any agreement or arrangement for subordination, composition, arrangement, discharge or release of the whole or any part of Debtor's obligations under the Notes, the Security Agreement or any other Loan Documents or financial accommodation, or release of other guarantors, or for compromise of any sums due in any way whatsoever; and the same shall in no way impair Guarantor's liability hereunder.

        (b) Guarantor waives any right to require Lender to: (i)proceed against Debtor; (ii) proceed against or exhaust any security held by Lender of Debtor or otherwise; or (iii) pursue any other remedy which Lender may have, including against any other guarantor of Debtor's obligations to Lender.

        (c) Until all the Obligations are satisfied in full, Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which Guarantor may now or hereafter have against Debtor or any person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to Debtor's property (including, without limitation, property collateralizing the obligations guaranteed hereunder), arising from the existence or performance of this guaranty. If any amount is paid to Guarantor on account of any subrogation or other rights waived hereunder at any time when all of the Indebtedness or Obligations have not been paid in full, such amount shall be held in trust for the benefit of Lender, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Lender to be applied in whole or in part by Lender against the outstanding Obligations, whether matured or unmatured, and all such other sums guaranteed hereunder.

        (d) GUARANTOR WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. GUARANTOR ALSO WAIVES THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING GUARANTOR'S LIABILITY HEREUNDER OR THE ENFORCEMENT THEREOF.

3. Guarantor's Property as Security for Guaranty. All sums at any time to Guarantor's credit and any of Guarantor's property at any time in Lender's possession shall be deemed held by Lender as security for any and all of Guarantor's obligations to Lender hereunder.

4. Primary Nature of Guaranty. The liability of Guarantor is present, absolute, unconditional, continuing, primary, direct and independent of the obligations of Debtor. Nothing shall discharge or satisfy Guarantor's liability hereunder except the full performance and payment of all of Debtor's Obligations to Lender, with interest. Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Debtor. This Guaranty will continue to be effective until Debtor no longer has any Obligations to Lender and will be reinstated, at any time after a payment is made to Lender, or any successor or assignee of Lender, such payment is rescinded or must be returned upon the insolvency, bankruptcy or reorganization of Debtor, Guarantor or otherwise, as if such payment had never been made.

5. Events of Default. If Guarantor or Debtor should at any time become insolvent or make a general assignment for the benefit of creditors, or if a proceeding shall be commenced by, against or in respect of Guarantor or Debtor under the Federal Bankruptcy Code or any state insolvency law, or if any individual Guarantor dies, any and all of Guarantor's obligations under this

    Guaranty shall, at Lender's option, forthwith become duo and payable without notice.

6. Continuing Nature of Guaranty. This is a continuing guaranty. This instrument shall continue in full force and effect until terminated by the actual receipt by Lender, of written notice of termination from Guarantor. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shal1 not be affected.

7. Covenants of Guarantor. Guarantor represents that all financial and other information furnished to Lender was, at the time of delivery, true and correct. Guarantor agrees to provide Lender with (i) interim financial statements within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and certified by the chief financial officer of Debtor, and (ii) audited annual financial statements within ninety (90) days after the end of each fiscal year (each prepared accordance with GAAP and certified by independent certified public accountants satisfactory to Lender) and such other finnancial, credit or other information as Lender reasonably requests until all Obligations of Debtor to Lender are paid in full.

8. No Waiver by Lender. No failure, omission or delay on the part of Lender in exercising any rights hereunder or in taking any action to collect or enforce payment or performance of the Loan Documents or any financial accommodations, either against Debtor or any other person liable therefor, shall operate as a waiver of any such right or shall, in any manner, prejudice the rights of Lender against Guarantor.

9. Cumulative Remedies. All of Lender's rights, remedies and recourse under the Loan Documents or any financial accommodations or this Guaranty, are separate and cumulative and may be pursued separately, successively or concurrently, are non-exclusive and the exercise of any one or more of them, shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which Lender may be entitled.

10. Modifications. No provision hereof shall be modified or limited, except by a written agreement expressly referring hereto and to the provision so modified or limited, and signed by Guarantor and Lender.

11. Merger This writing is intended by the parties as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms thereof. No course of prior dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term used in this agreement of guaranty.

12. Severability. In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13. Notices. Any notice required hereunder shall be in writing, and shall be deemed to have been validly served if delivered by overnight courier, such as Federal Express, with proper postage prepaid, or by hand and addressed to the party to be notified at the address of such party set forth in this Guaranty or to such other address as each party may designate for itself by like notice. Such notice shall be deemed received, if sent by overnight courier, the next day, and if sent by hand, upon delivery.

14. Governing Law. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN DELIVERED AT AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

15. Venue. GUARANTOR IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST GUARANTOR UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEVADA. GUARANTOR, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. GUARANTOR FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING GUARANTOR MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEVADA. GUARANTOR ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THIS GUARANTY. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON

CONVENIENS OR ANY SIMILAR BASIS. GUARANTOR SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEVADA UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS THE STATE OF NEVADA. NOTHING IN THIS GUARANTY SHALL AFFECT OF IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

16. Successors and Assigns. This Guaranty shall inure to the benefit of Lender, its successors and assigns and shall be binding on Guarantor and Guarantor's heirs, administrators, estate, executors, successors and assigns; provided, however, that Guarantor may not assign or delegate any of its obligations contained in this Guaranty. Guarantor hereby consents to Lender's sale, assignment, transfer or other disposition at any time or times hereafter, of this Guaranty, or any portion hereof, including, without limitation, Lender's rights, title, interests, remedies and/or duties hereunder.

IN WITNESS WHEREOF, the undersigned Guarantor has duly executed Guaranty on the date first above set forth.


                                   INNOVATIVE GAMING CORPORATION
                                   OF AMERICA


                                   By:  /s/ Shackelton
                                      ------------------------------
                                   Title:  V.P. Finance & CFO
                                         ---------------------------
                                   Address:4750 Turbo Circle Reno NV
                                           -------------------------